UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           SCHEDULE 14C INFORMATION
               Information Statement Pursuant to Section 14 (c)
                    of the Securities Exchange Act of 1934



Check the appropriate box:

[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by
	Rule 14c-5 (d)(2))
[X]	Definitive Information Statement


                             CASINO PLAYERS, INC.
            (Exact Name of Registrant As Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No:
(3)	Filing Party:
(4)	Date Filed:


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                             CASINO PLAYERS, INC.
                        1150 Hillsboro Mile, Suite 1004
                           Hillsboro Beach, FL 33062

NOTICE OF STOCKHOLDER ACTION TAKEN BY WRITTEN CONSENT
To our Stockholders:

NOTICE IS HEREBY GIVEN that the Board of Directors (the "Board") of Casino Players, Inc., a Nevada corporation (hereinafter the "Company," "we," "us" or "our"), has approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.0001 per share (the "Common Stock"), have executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting, approving an amendment to our Articles of Incorporation, as amended (our "Articles of Incorporation"), to change our name from "Casino Players, Inc." to "Medytox Solutions, Inc."

The accompanying information statement (the "Information Statement"), which describes the proposed name change in more detail, and provides our stockholders with other important information, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder. Pursuant to Nevada Revised Statutes, our Articles of Incorporation and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve the proposed name change. The name change amendment will become effective on the date the Company files a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State, which we anticipate to be on or around October 17, 2011. In accordance with the federal securities laws, the proposed name change cannot be effected until at least twenty (20) calendar days following the mailing of this Information Statement. We will first mail this Information on or about September 26, 2011 to stockholders of record as of September 15, 2011.

Your consent regarding the proposed name change is not required and is not being solicited in connection with this corporate action. The accompanying Information Statement will serve as notice pursuant to the Nevada Revised Statutes and the Exchange Act of the approval by less than the unanimous written consent of the stockholders of the Company with respect to the proposed name change.

        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
      SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR
                          INFORMATION PURPOSES ONLY.

					By Order of the Board of Directors
					William G. Forhan
					Chief Executive Officer
					Chief Financial Officer
					Chairman of the Board
					September 26, 2011


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                             CASINO PLAYERS, INC.
                        1150 Hillsboro Mile, Suite 1004
                           Hillsboro Beach, FL 33062

                INFORMATION STATEMENT PURSUANT TO SCHEDULE 14C

THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATION PURPOSES ONLY.
  NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                       REQUESTED NOT TO SEND US A PROXY.

       THE APPROXIMATE DATE OF MAILING OF THIS INFORMATION STATEMENT IS
                              SEPTEMBER 26, 2011.

Casino Players, Inc., a Nevada corporation (hereinafter the "Company," "we," "us" or "our"), is sending you this Information Statement solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that our Board of Directors (our "Board") has previously approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.0001 per share (the "Common Stock"), have previously executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting approving, an amendment to our Articles of Incorporation, as amended (our "Articles of Incorporation"), to change our name from "Casino Players, Inc.." to "Medytox Solutions, Inc." No vote or other action is requested or required on your part.

BRIEF QUESTIONS AND ANSWERS REGARDING THE PROPOSED NAME CHANGE

Q1:	What actions were taken by the Action by Written Consent of the
Stockholders in lieu of a Special Meeting?

A1:	Pursuant to the Action by Written Consent of the Stockholders in lieu of a Special Meeting, our stockholders holding at least a majority of the issued and outstanding shares of our Common Stock approved an amendment to our Articles of Incorporation to change our name from "Casino Players, Inc." to "Medytox Solutions, Inc." (the "Name Change Amendment"). Additional information regarding the Name Change Amendment is set forth below in the section entitled "Approval of Name Change Amendment."

Q2:	How many shares of Common Stock were voted in favor of the Name Change
Amendment?

A2:	The approval of the Name Change Amendment by the written consent of our stockholders requires the consent of the holders of at least a majority of our outstanding shares of Common Stock as of September 15, 2011 (the "Record Date"). As of the Record Date, 30,265,200 shares of our Common Stock were issued and outstanding, and 100 shares of our Series A Preferred Stock was issuing and outstanding. Each share of our Common Stock is entitled to one vote, and the holders of our Series A Preferred Stock collectively hold and represent eighty percent (80%) and a shareholder majority of all votes entitled to be voted at any annual or special meeting of shareholders of the Company or action by written consent of shareholders. Each outstanding share of the Series A Preferred Stock represents its proportionate share of the 80% which is allocated to the outstanding shares of Series A Preferred Stock. The holders of 100 shares of our Series A Preferred Stock, representing 80% of the shares entitled to vote on the Record Date, executed the Action by Written Consent of the Stockholders in Lieu of a Special Meeting. Consequently, no additional votes are required to approve the Name Change Amendment.

Q3:	Why is the Company amending its Articles of Incorporation through a stockholder written consent in lieu of holding a stockholder meeting?

A3:	Under the Nevada Revised Statutes, our Articles of Incorporation and our
bylaws, stockholder actions may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding Common Stock and Series A Preferred Stock is sufficient to approve and adopt the Name Change Amendment. The Company is not required to solicit the vote of any additional stockholders to affect the Name Change Amendment. However, the Company is obligated by the Nevada Revised Statutes and the federal securities laws to provide this Information Statement to you in connection with the Name Change Amendment.

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Q4:	Has the Board approved the Name Change Amendment?

A4:	Yes. The Board approved the Name Change Amendment on September 15, 2011.

Q5:	When will the Name Change Amendment be effective?

A5:	The Name Change Amendment will become effective on the date it is filed with the Nevada Secretary of State, which we anticipate to be on or around October 17, 2011. In accordance with the federal securities laws, the proposed name change cannot be effected until at least twenty (20) calendar days following the mailing of the Definitive Information Statement.
Q6:	Am I entitled to dissenter's rights in connection with the name change?
A6:	No. The Nevada Revised Statutes does not provide for dissenter's rights with respect to the Name Change Amendment.

                       APPROVAL OF NAME CHANGE AMENDMENT

Name Change Amendment

Our Board and a majority of the holders of our Common Stock have approved an amendment to our Articles of Incorporation to change our name from "Casino Players, Inc." to "Medytox Solutions, Inc." The name change is being effected because our Board believes that the new name will better reflect the Company's new business model. A copy of the proposed form of Articles of Amendment of the Articles of Incorporation is attached to this Information Statement as Exhibit A.

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        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, 30,265,200 shares of our Common Stock were outstanding. The following table sets forth certain information at the Record Date with respect to the beneficial ownership of shares of common stock by (i) each person known to us who owns beneficially more than 5% of the outstanding shares of common stock (based upon reports which have been filed and other information known to us), (ii) each of our Directors, (iii) each of our Executive Officers and (iv) all of our Executive Officers and Directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.

Name and Address of		Amount and Nature of		Percentage
Beneficial Owner		Beneficial Ownership of Common	of Class (1)
				Stock

William G. Forhan (2)		7,000,000			23.13%
CEO, CFO and Chairman
700 W Hillsboro Blvd
Bldg. 2 Suite 104
Deerfield, FL 33441

Joseph Fahoome (3)		7,000,000			23.13%
President and Director
700 W Hillsboro Blvd
Bldg. 2 Suite 104
Deerfield, FL 33441

Robert Kuechenberg		50,000				*0.17%
Director
700 W Hillsboro Blvd
Bldg. 2 Suite 104
Deerfield, FL 33441

The Scott Law Firm, P.A. (4)	1,900,000			6.28%
915 NW 1st Ave.
Suite H907
Miami, Florida 33136

Directors and Officers as a 	14,050,000			46.42%
group (3 persons)

*Represents less than 1%.

(1)	Based on 30,265,200 shares of common stock issued and outstanding as of the date of this Report.

(2)	Mr. Forhan also owns 50 shares of Series A Preferred, which together with the 50 Shares of Series A Preferred owned by Joseph Fahoome, collectively confer 80% majority voting rights to Mssrs. Fahoome and Forhan.

(3)	Mr. Fahoome also owns 50 shares of Series A Preferred, which together with the 50 Shares of Series A Preferred owned by William G. Forhan, collectively confer 80% majority voting rights to Mssrs. Fahoome and Forhan.

(4)	William S. Scott has ultimate power to vote and dispose of the shares held by The Scott Law Firm, P.A., subject to certain liabilities of the Firm.

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               INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO
                           MATTERS TO BE ACTED UPON

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the Name Change Amendment, other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock set forth above in the section entitled "Security Ownership of Certain Beneficial Owners and Management." None of our directors opposed the Name Change Amendment.

                       EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all related materials. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our Common Stock held of record by such person and that we will reimburse them for their reasonable expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing us at Casino Players, Inc. CEO William G. Forhan, 1150 Hillsboro Mile, Suite 1004, Hillsboro Beach, FL 33062.

                                 MISCELLANEOUS

Only one Information Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders sharing such address. We undertake to deliver promptly upon request a separate copy of this Information Statement to any stockholder at a shared address to which a single copy of this Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such a request, it may be given verbally by telephoning our offices at (954) 684-8288 or by mail to our address at Casino Players, Inc. CEO William G. Forhan, 1150 Hillsboro Mile, Suite 1004, Hillsboro Beach, FL 33062. In addition, stockholders sharing an address can request delivery of a single copy of annual reports or proxy statements if you are receiving multiple copies upon written or oral request to the Chief Executive Officer at the address and telephone number stated above.

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC's website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

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                                   EXHIBIT A
                            (Name Change Amendment)

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

CERTIFICATE OF AMENDMENT
(PURSUANT TO NRS 78.385 AND 78.390)

Important: Read attached instructions before completing form.
ABOVE SPACE IS FOR OFFICE USE ONLY

            Certificate of Amendment to Articles of Incorporation
                        For Nevada Profit Corporations
         (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
Casino Players, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 1 of the Articles of Incorporation of the corporation is hereby amended to change the name of the corporation from Casino Players, Inc. to "Medytox Solutions, Inc.".

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as maybe required in the case of a vote by classes or series, or as maybe required by the provisions of the articles of incorporation have voted in favor of the amendment is : 80%.

4. Effective date of filing (optional): Effective immediately upon filing

5. Officer Signature (required): /s/ William G. Forhan, Chief Executive Officer, Chief Financial Officer and Chairman of the Board.

*If any proposed amendment would alter or change any preference of any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment required regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on 11/03/03

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